UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2022

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75030
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2022, the board of directors (the “Board”) of Commercial Metals Company (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•	Clarify that the Board may postpone, reschedule, or cancel any special meeting of shareholders called by the Board or any annual meeting of shareholders;

•

Enhance procedural mechanics in connection with shareholder nominations of directors and submission of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings;

•

Add a requirement that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, an obligation to inform the Company of any change to such intent within two business days of such change and a requirement that any shareholder that has provided notice pursuant to Rule 14a-19(b) under the Exchange Act provide, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied;

•

Require that the Company disregard any proxies for a shareholder’s proposed nominees on the Company’s proxy card if, after such shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act;

•	Enhance procedural mechanics in connection with shareholder requested special meetings of shareholders;

•	Clarify the parameters for proxies in connection with shareholder meetings;

•	Clarify the Board’s ability to set rules, regulations and procedures for the conduct of shareholder meetings and clarify the powers of the presiding officer of shareholder meetings;

•	Permit the presiding officer at any shareholder meeting to adjourn the meeting, whether or not a quorum is present;

•	Clarify the term of directors of the Company and the process for director and officer resignations;

•	Clarify that the Chairman of the Board and Lead Director positions are non-officer positions;

•	Provide for the appointment of a Lead Director if the Chairman of the Board is not an independent director;

•

Provide that a majority of the directors (rather than any two directors) may call a special meeting of the Board and permit the calling of special meetings of the Board on less than one day’s notice if the person(s) calling the meeting deem necessary or appropriate under the circumstances;

•	Conform the procedures for notice to stockholders to align with general practice;

•	Modify the duties of the Chief Executive Officer, President and Chief Operating Officer to align with general practice; and

•	Make various other updates and ministerial and conforming changes.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are furnished as part of this report:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Commercial Metals Company, effective as of June 15, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

By: /s/ Jody Absher
Date: June 21, 2022	Name: Jody Absher
Title: Vice President, General Counsel and Corporate Secretary